Exhibit 99.1

June 13, 2014

TetraLogic Pharmaceuticals Announces Conference Call With Dr. Marc Pellegrini of the Walter and Eliza Hall Institute of Medical Research to Discuss TetraLogic Infectious Disease Program

MALVERN, Pa., June 13, 2014 (GLOBE NEWSWIRE) — TetraLogic Pharmaceuticals Corporation (Nasdaq:TLOG) (“Company”) today announced that it will host a conference call and live audio webcast on Monday, June 16, 2014 at 08:00 a.m. Eastern Time with Dr. Marc Pellegrini, Laboratory Head, Infection and Immunity Division, Walter and Eliza Hall Institute of Medical Research, Melbourne, Australia.  Dr. Pellegrini will review preclinical studies indicating the potential for broad applicability of TetraLogic’s lead compound, birinapant, in models of infectious disease, including Hepatitis B. The Company will also discuss future planned clinical activities, including a Phase 1 clinical trial of birinapant in patients with chronic Hepatitis B infection, which the Company intends to commence in late 2014 and for which Dr. Pellegrini will play a key leadership role.

To access the conference call, please dial (888) 734-0328 (U.S.) or (678) 894-3054 (International) using the Conference ID 61183614.  The conference call will be webcast via the Investor Relations page on the Company’s website at www.tlog.com.  Approximately two hours following the live event, a webcast replay of the conference call will be accessible on the Company’s website; the webcast replay will be available for 30 days.

About the Walter and Eliza Hall Institute

The Walter and Eliza Hall Institute is Australia’s oldest medical research institute.  It is home to almost 750 researchers who are working to understand, prevent and treat diseases including infectious diseases, cancers and immune disorders.  It is located in Parkville, Melbourne, and is closely associated with The University of Melbourne and The Royal Melbourne Hospital.

About Birinapant

Birinapant (TL32711) is a potent, bivalent SMAC mimetic that binds with differential affinity to multiple members of the IAP family including cIAP1, cIAP2, XIAP, and ML-IAP.  Birinapant is differentiated from other SMAC mimetics in that it results in the selective degradation of cIAP1 bound to TRAF-2 in the TNF receptor complex, sparing non-TRAF-2 bound cIAP1.  This unique IAP antagonism profile of birinapant may result in the improved tolerability and therapeutic index observed with this agent.

About TetraLogic

TetraLogic is a clinical-stage biopharmaceutical company focused on discovering and developing novel small molecule therapeutics in oncology and infectious diseases.  TetraLogic has two clinical-stage product candidates in development: birinapant and suberohydroxamic acid phenyl ester (SHAPE).  Birinapant is currently being tested in Phase 1 and Phase 2 clinical trials for hematological malignancies and solid tumors.  SHAPE is entering Phase 2 trials for early-stage CTCL.

Forward Looking Statements

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties.  These statements relate to future events or TetraLogic’s pre-clinical and clinical development of birinapant, SHAPE and other clinical programs, future expectations, plans and prospects.  Although TetraLogic believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.  TetraLogic has attempted to identify forward-looking statements by terminology including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,” “potential,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements.  These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 19, 2014 and our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2014.  Any forward-looking statements contained in this release speak only as of its date.  We undertake no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

CONTACT: Company Contact:

Pete A. Meyers

Chief Financial Officer and Treasurer

TetraLogic Pharmaceuticals Corporation

(610) 889-9900, x103

pete.meyers@tlog.com

Investor Relations Contact:

Ami Bavishi

Burns McClellan, Inc.

(212) 213-0006

abavishi@burnsmc.com

Source: TetraLogic Pharmaceuticals

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